                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       August 31, 1999
                                                 -------------------------------



                              VSI Enterprises, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                              1-10927                         84-1104448
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)          (IRS Employer
of incorporation)                                            Identification No.)


5801 Goshen Springs Road, Norcross, Georgia                            30071
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code      (770) 242-7566
                                                   -----------------------------



                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On August 31, 1999, VSI Enterprises, Inc. (the "Company" or "VSI") restructured its debt with Thomson Kernaghan & Co., Ltd. ("Kernaghan"), which totaled $1,089,750 at August 31, 1999. VSI made a cash payment of $150,000 at closing, and the remaining balance was exchanged for a 7% Secured Convertible Debenture, with a one year term (the "Debenture"). The Debenture is secured by a lien on VSI's ownership interest in VSI Network Solutions, Inc., d/b/a Eastern Telecom, Inc. ("ETI"), which is junior to the Company's converting term note holders and new investors, as discussed below. ETI is a marketer and reseller of telecommunications services and products. Additionally, under the terms of the agreement, Kernaghan released its existing security interest in VSI's patents. Kernaghan has the option to commence converting the Debenture into shares of VSI common stock at the initial rate of 7.5% per month beginning January 1, 2000. This rate will increase to 15% per month commencing April 1, 2000. The conversion price is the lesser of $1.00 per share or the five-day average closing bid price of the VSI Common Stock prior to the date of any such conversion, with a floor of $0.50 per share. Furthermore, Kernaghan has the option of converting the Debenture into shares of ETI common stock at any time and at the rate of one share of ETI Common Stock for each $6.50 of principal so converted. Any remaining balance of the Debenture will be payable on the maturity date.

         As part of closing the Kernaghan transaction, $1,213,000 of the Company's 18-month term notes due March 31, 2000 were converted into 195,099 shares of ETI common stock which were owned by VSI, representing a 19.5% minority interest in ETI. In addition, $1,040,000 of new capital was raised by selling a 16.0% minority interest in ETI. The consideration received for the sale of shares of common stock of ETI was based on an internal valuation of ETI. VSI still holds the remaining 64.5% majority ownership interest in ETI.

         Participants in the term note conversion and new equity participants also received 1,098,492 and 396,497 warrants to acquire shares of VSI common stock at an exercise price of $0.50 and $1.00 per share, respectively. Under the terms of the Kernaghan agreement, VSI has undertaken to sell its remaining interest in ETI at not less than fair market value, provided the terms of any such transaction are otherwise acceptable to VSI. Additionally, ETI's minority shareholders have a put option, which gives then the right to put their ETI shares back to VSI after one year, and VSI has a call option to reacquire shares of ETI at any time, both at a price of $6.50 per share of ETI Common Stock.

         In connection with the above-described transactions, an aggregate of 255,480 shares of ETI common stock were sold to affiliates of VSI, as follows:

                                             ETI Shares Issued in       ETI Shares Issued
Name                       Title            Exchange for Term Notes     for New Equity
----                       -----            -----------------------     --------------
Richard E. Harrison        CEO                          --                76,923 (1)
Richard Egan               Officer                   1,613                    --
Edward S. Redstone         Director                 32,265                76,923
Larry M. Carr              Director                 64,530                    --
Julia B. North             Director                  1,613                    --
Harlan D. Platt            Director                  1,613                    --

-------------------------------
(1) Represents shares of ETI common stock owned by OHA Financial, Inc., of which Mr. Harrison serves as President and a director.

ITEM 7.                             FINANCIAL STATEMENTS AND EXHIBITS.

         (b)      Pro Forma Financial Information:

                           Introduction
                           Unaudited Pro Forma Condensed Consolidated Balance
                             Sheet - June 30, 1999
                           Unaudited Pro Forma Condensed Consolidated Statements
                             of Operations - six months ended June 30, 1999 and year ended December 31, 1998
                           Notes to Unaudited Pro Forma Condensed Consolidated
                             Financial Statements

         (c)      Exhibits:

                  10.20 Promissory Note Restructuring Agreement, dated as of August 31, 1999, by and between VSI Enterprises, Inc. and Thomson Kernaghan & Co., Ltd.

                  10.21 7% Secured Convertible Debenture, dated August 31, 1999, issued to Thomson Kernaghan & Co., Ltd. in the principal amount of $1,089,750.

                  10.22 Stock Pledge Agreement, dated as of August 31, 1999, by and among VSI Enterprises, Inc., Thomson Kernaghan & Co., Ltd., the secured parties named therein, and Jackson Walker L.L.P., as Depository Agent.

                         PRO FORMA FINANCIAL INFORMATION

INTRODUCTION

         The following unaudited pro forma condensed consolidated financial statements give effect to the disposition of 35.5% of VSI's equity interest in ETI.

         The unaudited pro forma condensed consolidated balance sheet presents the financial position of VSI at June 30, 1999 giving effect to the disposition as if it has occurred on such date. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 1999 and for the year ended December 31, 1998 give effect to the disposition as if it had occurred at the beginning of each period, respectively.

         The unaudited pro forma financial information is presented for information purposes only and it is not necessarily indicative of the financial position and results of operations that would have been achieved had the disposition been completed as of the dates indicated and is not necessarily indicative of VSI's future financial position or results of operations.

          The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of VSI, including the related notes thereto.

VSI ENTERPRISES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 1999


                       ASSETS                               HISTORICAL           ADJUSTMENTS              PRO FORMA
                       ------                               ----------           -----------              ---------
CURRENT ASSETS
Cash and cash equivalents                                   $    366,617         $ 1,040,000 (c)         $  1,246,617
                                                                                 $  (160,000)(a)
Accounts Receivables, net                                   $  3,607,833                                 $  3,607,833
Inventories, net                                            $    814,170                                 $    814,170
Demo inventory                                              $     76,716                                      $76,716
Prepaid expenses and other assets                           $     72,095                                      $72,095
Current assets of discontinued operations                   $     29,665                                      $29,665
                                                            ------------         -----------             ------------
                TOTAL CURRENT ASSETS                        $  4,967,096         $   880,000             $  5,847,096

Property and Equipment, net                                 $    894,605                                 $    894,605

OTHER ASSETS
Goodwill, net                                               $    907,904                                 $    907,904
Software development costs, net                             $     50,522                                 $     50,522
Other long terms assets                                     $     87,409                                 $     87,409

                                                            ------------         -----------             ------------
TOTAL ASSETS                                                $  6,907,536         $   880,000             $  7,787,536
                                                            ============         ===========             ============


  LIABILITIES AND STOCKHOLDERS' EQUITY
  ------------------------------------
CURRENT LIABILITIES
Current portion of notes payable and
                short term borrowings                       $  3,227,288         $(1,213,000)(b)         $  2,054,038
                                                                                      39,750 (a)

Account Payable                                                1,462,116                                    1,462,116
Accrued Expenses                                               2,066,262             (55,150)(b)            1,846,362
                                                                                    (164,750)(a)

Deferred Revenues                                              1,018,392                                    1,018,392
Current Liabilities of discontinued operations                   162,686                                      162,686
                                                            ------------         -----------             ------------
             TOTAL CURRENT LIABILITIES                         7,936,744          (1,393,150)               6,543,594

Notes Payable less Current Portion                                23,345                                       23,345

Minority Interest                                                                  1,040,000 (c)            2,308,150
                                                                                   1,268,150 (b)
STOCKHOLDERS' EQUITY (DEFICIT)
Common stock authorized 15,000,000 shares of
$.001 par value; issued and outstanding
12,300,144 shares at June 30, 1999 and
December 31, 1998, respectively                                   12,300                                       12,300
Additional paid-in-capital                                    48,183,581                                   48,183,581
Accumulated deficit                                          (48,789,086)            (35,000)(a)          (48,824,086)
Cumulative comprehensive income                                 (459,348)                                    (459,348)
                                                            ------------         -----------             ------------
        TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                $ (1,052,553)        $   (35,000)            $ (1,087,553)
                                                            ============         ===========             ============


                                                            ============         ===========             ============
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)        $  6,907,536         $   880,000             $  7,787,536
                                                            ============         ===========             ============


The accompany notes are an integral part of this consolidated pro forma financial information.

VSI ENTERPRISES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998


                                                            HISTORICAL           ADJUSTMENTS              PRO FORMA
                                                            ----------           -----------              ---------

REVENUES                                                    $ 19,437,411                                 $ 19,437,411


COSTS AND EXPENSES
Cost of Sales                                                 12,242,823                                   12,242,823
Selling, general and administrative                           13,023,732                                   13,023,732
Research and development                                         786,103                                      786,103
Impairment loss                                                7,767,444                                    7,767,444
                                                            ------------         -----------             ------------
                                                              33,820,102                   -               33,820,102

                 LOSS FROM OPERATIONS                        (14,382,691)                                 (14,382,691)
Loss on sale of investments                                     (452,005)                                    (452,005)
Other expenses, primarily financing charges                   (1,682,303)            205,130   (a)         (1,477,173)

         NET LOSS FROM CONTINUING OPERATIONS
                                                            ------------         -----------             ------------
       BEFORE MINORITY INTEREST AND INCOME TAXES             (16,516,999)            205,130              (16,311,869)

Minority Interest                                                      -             454,150   (b)            454,150
Income Taxes                                                           -                                            -
                                                            ============         ===========             ============
         NET LOSS FROM CONTINUING OPERATIONS                $(16,516,999)        $   659,280             $(15,857,719)
                                                            ============         ===========             ============

 NET LOSS FROM CONTINUING OPERATIONS PER COMMON SHARE       $      (1.38)                                $      (1.33)
                                                            ============                                 ============

WEIGHTED AVERAGE SHARES OUTSTANDING                           11,931,232                                   11,931,232
                                                            ============                                 ============



The accompany notes are an integral part of this consolidated pro forma financial information.

VSI ENTERPRISES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1999


                                                              HISTORICAL           ADJUSTMENTS              PRO FORMA
                                                              ----------           -----------              ---------


REVENUES                                                        $  6,110,482                                   $  6,110,482


COSTS AND EXPENSES
Cost of Sales                                                      1,538,331                                      1,538,331
Selling, general and administrative                                5,619,982                                      5,619,982
Research and development                                             308,098                                        308,098
                                                                ------------           -----------             ------------
                                                                   7,466,411                                      7,466,411

                 LOSS FROM OPERATIONS                             (1,355,929)                                    (1,355,929)

Other expenses, primarily financing charges                         (317,109)              141,000   (a)           (176,109)

         NET LOSS FROM CONTINUING OPERATIONS
                                                                ------------           -----------             ------------
       BEFORE MINORITY INTEREST AND INCOME TAXES                  (1,673,038)              141,000               (1,532,038)

Minority Interest                                                          -                46,655   (b)             46,655
Income Taxes                                                               -                                              -
                                                                ============           ===========             ============
         NET LOSS FROM CONTINUING OPERATIONS                    $ (1,673,038)          $   187,655             $ (1,485,383)
                                                                ============           ===========             ============

 NET LOSS FROM CONTINUING OPERATIONS PER COMMON SHARE           $      (0.14)                                  $      (0.12)
                                                                ============                                   ============

WEIGHTED AVERAGE SHARES OUTSTANDING                               12,300,144                                     12,300,144
                                                                ============                                   ============



The accompany notes are an integral part of this consolidated pro forma financial information.

                     VSI ENTERPRISES, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - The pro forma balance sheet has been prepared to reflect the conversion of certain of the Company's 18-month term notes into a minority interest in ETI and additional capital raised by selling a minority interest in ETI. The pro forma balance sheet also reflects the payment of a portion of the outstanding debt with Kernaghan. Pro forma adjustments are made to reflect:

a. A $160,000 payment to Kernaghan which was paid at the closing of the promissory note restructuring transaction, including legal fees and the accrual of estimated additional fees to complete the transaction.

b. The conversion of $1,213,000 of the Company's 18-month term notes, including accrued interest of $55,150 into a 19.5% minority interest in ETI.

c. Additional capital of $1,040,000 raised by selling a 16.0% minority interest in ETI.


NOTE 2 - The pro forma income statement has been prepared to reflect the following pro forma adjustments necessary to reflect the sale of a minority interest in VSI outlined in Note 1 as if the transactions had occurred at the beginning of the period presented.

a. A reduction in interest charges of $205,130 and $141,000 on the 18-month term notes for the year ended December 31, 1998 and for the six months ended June 30, 1999, respectively.

b. A reduction in the loss from continuing operations to reflect the interests of minority shareholders.

NOTE 3 - Basic and diluted net loss are the same for the six month period ended June 30, 1999 and the year ended December 31, 1998 because the Company's potentially dilutive securities, convertible debentures and stock options, are antidilutive in all periods presented.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VSI ENTERPRISES, INC.



                              By:        /s/ Karen T. Franklin
                                   --------------------------------------------
                                  Karen T. Franklin, Chief Financial Officer

Dated:   September 14, 1999

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                             DESCRIPTION OF EXHIBIT
------                             ----------------------
10.20    Promissory Note Restructuring Agreement, dated as of August 31, 1999, by and between VSI Enterprises, Inc. and Thomson Kernaghan & Co., Ltd.

10.21    7% Secured Convertible Debenture, dated August 31, 1999, issued to
         Thomson Kernaghan & Co., Ltd. in the principal amount of $1,089,750.

10.22    Stock Pledge Agreement, dated as of August 31, 1999, by and among VSI
         Enterprises, Inc., Thomson Kernaghan & Co., Ltd., the secured parties named therein, and Jackson Walker L.L.P., as Depository Agent.